UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2006

Agassiz Energy, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	000-1358178	80-0130330
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

510 County Road 71, Valley Technology Park, Crookston, Minnesota		56716
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	218-281-8442

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2006, Agassiz Energy, LLC (the "Company") terminated the following agreements previoulsy entered into in connection with its planned building of its ethanol plant: (i) a Memorandum of Understanding dated May 20, 2005 with Bio-Renewable Group; (ii) a General Service Agreement dated March 28, 2006 with Utility Engineering Corporation; (iii) a License Agreement dated May 1, 2006 with Vogelbusch U.S.A., Inc.; and (iv) a Process Guarantee dated May 1, 2006 with Vogelbusch U.S.A., Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agassiz Energy, LLC

December 29, 2006	By:	/s/ Donald Sargeant

Name: Donald Sargeant
Title: President